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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         October 20, 1998




                                  AMETEK, INC.
             (Exact name of registrant as specified in its charter)







           DELAWARE                       1-12981                14-1682544
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


  Station Square, Paoli, Pennsylvania                               19301
(Address of principal executive offices)                          (Zip Code)




         Registrant's telephone number, including area code 610-647-2121






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                                  AMETEK, INC.



Item 5.       Other Events.

         On October 20, 1998, AMETEK, Inc. issued a news release to announce its sales and earnings for the third quarter and first nine months ended September 30, 1998. A copy of such news release is attached hereto as Exhibit 99. The information contained in said news release is hereby incorporated by reference in this Form 8-K.


Item 7.       Financial Statements and Exhibits.

         (c)   Exhibits

            Exhibit Number              Description

                  99 Copy of news release issued by AMETEK, Inc. on October 20, 1998.

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                                  AMETEK, INC.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               AMETEK, INC.
                                       ----------------------------
                                               (Registrant)




                                       By   /s/   Robert R. Mandos, Jr.
                                         ---------------------------------------
                                                  Robert R. Mandos, Jr.
                                                  Vice President & Comptroller
                                                  (Principal Accounting Officer)


Dated:  October 21, 1998


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